                                                                    Exhibit 23.1

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference of our report dated June 29, 2001 included in this Form 11-K, into the Company's previously filed Registration Statement on Form S-8 (No. 333-81801).

ARTHUR ANDERSEN LLP

Fort Lauderdale, Florida,
   June 29, 2001.